Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this From 10-K/A, into the Company's previously filed Registration Statements on Form S-8 File Nos. 33-63816, 33-79360, 333-4634, 333-84471 and 333-84469.


                                        /s/ Rotenberg and Co., LLP
                                        --------------------------
                                            Rotenberg and Co., LLP


Rochester, New York

January 23, 2003








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